EXHIBIT 10.13

Churchill & Banks, Ltd.
167 Point Street
Providence, Rhode Island  02903-4736


                              December 12, 1997


VIA FEDERAL EXPRESS

Mr. Alton Smith
Carolina Investment Partners
4112 Blue Ridge Road
Suite 210
Raleigh, NC  27612

Re: Churchill & Banks/Carolina Investment/ADA Corporation Agreement for the Purchase and Sale of Real Estate dated April 20,
         1995 as amended

                                                              LETTER AGREEMENT

Dear Alton:

         Pursuant to Paragraph 1(d) of the Sixth Amendment dated September 12, 1997 in the above-referenced matter, notice is hereby given that Buyer elects to exercise its extension rights beyond December 15, 1997.

         At this time, I am pleased to report that two closings are anticipated for the month of January, 1998, namely Papa John's and Campbell Development (Texaco).


                                                         Respectfully,

                                                         /s/ Richard P. Baccari
                                                         Richard P. Baccari
RPB/tjr
cc:      Cindy Rosefielde-Keller, Esquire
         Jeffrey Benson, Esquire

AGREED AND ASSENTED TO:

/s/ Alton L. Smith
Alton L. Smith